EXHIBIT 10.24

                             ADDENDUM TO ACQUISITION
                                    AGREEMENT

1.       PARTIES

         1.1      ASTRATA SOUTH AFRICA (PTY) LTD

                  (FORMERLY OPTRON (PTY) LTD)
                  Registration Number:  1986/004887/07
                  duly represented by TERRY MACKEY in his capacity as Director, he being duly authorised hereto (hereinafter referred to as the "PURCHASER")

         1.2      NANINI 209 CC TRADING AS SURETRACK
                  Registration Number:  CK2001/006364/23
                  duly represented by WILLIAM BRIAN MCKENZIE in his capacity as the sole member of the corporation, he being duly authorised hereto (hereinafter referred to as the "SELLER")

         1.3      WILLIAM BRIAN MCKENZIE
                  Identity Number:   670816 5089 08 9
                  (hereinafter referred to as the "MCKENZIE")

2.       DEFINITIONS

         In this addendum unless inconsistent with the context, the following terms and expressions shall have the meanings assigned to them hereunder namely:-

         2.1 "THE ACQUISITION
             AGREEMENT"             the acquisition  agreement concluded between
                                    the  PARTIES to this  addendum on or about 7
                                    June 2004;

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         2.2      any words or phrases defined in the ACQUISITION  AGREEMENT and used in this addendum shall have the meanings assigned to such words and phrases in the ACQUISITION AGREEMENT.

3.       INTRODUCTION

         3.1 The ACQUISITION AGREEMENT was concluded and certain time periods provided therein were subsequently extended.

         3.2      The  PARTIES   commenced  giving  effect  to  the  transaction
                  envisaged and provided for in the ACQUISITION AGREEMENT and now wish to :-

                  3.2.1    effect   certain   amendments   to  the   ACQUISITION
                           AGREEMENT;

                  3.2.2    effect   certain   recordals    pertaining   to   the
                           ACQUISITION AGREEMENT and related matters;

                  3.2.3 bring the ACQUISITION AGREEMENT and the transactions contemplated therein to conclusion and finality.

NOW THEREFORE IT IS AGREED AS FOLLOWS :

4.       AMENDMENT OF CLAUSES 1.1 AND 2.14

         Clauses 1.1 and 2.14 of the ACQUISITION AGREEMENT (and the ACQUISITION AGREEMENT as a whole) are hereby amended by the deletion of the word and phrase "Optron (Pty) Ltd" and the substitution therefore of the word and phrase "Astrata South Africa (Pty) Ltd" wherever it appears.

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5.       AMENDMENT OF CLAUSE 2

         5.1 Clause 2.4 of the ACQUISITION AGREEMENT is hereby amended by the deletion thereof and the substitution therefore of the following :-

                           "2.4 "CLOSING DATE" 24 JANUARY 2005."

         5.2 Clause 2.13 of the ACQUISITION AGREEMENT is hereby amended by the deletion thereof and the substitution therefore of the following :-

                  "2.13 "PUBLICO"   ASTRATA   GROUP   INC.   (FORMERLY   CETALON
                                    CORPORATION  INCORPORATED)  WHOSE SECURITIES
                                    CAN   BE   QUOTED   ON  AN   INTERNATIONALLY
                                    RECOGNIZED   STOCK   EXCHANGE  OR  QUOTATION
                                    MEDIUM   AND  WHICH  WILL   ACCORDINGLY   BE
                                    PUBLICLY TRADEABLE."

6.       AMENDMENT OF CLAUSE 4

         Clause 4 of the ACQUISITION AGREEMENT is hereby amended by the deletion of clause 4.1.4 thereof which, for purposes of clarity is recorded as having read as follows :-

                  "4.1.4 ALL NECESSARY AND REQUIRED APPROVALS BEING OBTAINED FROM THE REGULATORY AUTHORITIES INCLUDING BUT NOT LIMITED TO THE EXCHANGE CONTROL DEPARTMENT OF THE SOUTH AFRICAN RESERVE BANK."

7.       AMENDMENT OF CLAUSE 8

         Clause 8 of the ACQUISITION AGREEMENT is hereby amended as follows :-

         7.1 by the deletion of clause 8.2.2 which for purposes of clarity is recorded as having read as follows :-

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                  "8.2.2   THE BALANCE IN THE SUM OF R3.9 MILLION (THREE MILLION
                           NINE HUNDRED THOUSAND RAND) BY WAY OF THE PURCHASER PROCURING THE ISSUING IN FAVOUR OF THE SELLER OF SO MANY SHARES (COMMON STOCK) IN THE ISSUED SHARE CAPITAL OF PUBLICO AT AN ISSUE PRICE OF 3 USD PER SHARE AS ARE EQUIVALENT IN VALUE TO THE SUM OF R3.9 MILLION (THREE MILLION NINE HUNDRED THOUSAND RAND) BASED ON THE RAND/DOLLAR EXCHANGE RATE PREVAILING AT THE EFFECTIVE DATE."

         and the substitution therefore of the following clause :-

                  "8.2.2 THE BALANCE IN THE SUM OF R3.9 MILLION (THREE MILLION NINE HUNDRED THOUSAND RAND) BY WAY OF THE PURCHASER PROCURING THE ISSUING IN FAVOUR OF THE SELLER OF SO MANY SHARES (COMMON STOCK) IN THE ISSUED SHARE CAPITAL OF PUBLICO AT AN ISSUE PRICE OF 4 USD PER SHARE AS ARE EQUIVALENT IN VALUE TO THE SUM OF R3.9 MILLION (THREE MILLION NINE HUNDRED THOUSAND RAND) BASED ON THE RAND/DOLLAR EXCHANGE RATE PREVAILING AT THE EFFECTIVE DATE."

         7.2 By the deletion of clause 8.3 which for purposes of clarity is recorded as having read as follows :-

                  "8.3 IN THE EVENT THAT THE ISSUING OF SHARES AS ENVISAGED AND PROVIDED FOR IN CLAUSE 8.2.2 CANNOT AND DOES NOT OCCUR BY NOT LATER THAN 31 DECEMBER 2004, THE AMOUNT OF R3.9 MILLION (THREE MILLION NINE HUNDRED THOUSAND
                           RAND) REFERRED TO IN CLAUSE 8.2.2 ABOVE SHALL BE DISCHARGED BY THE PURCHASER EFFECTING PAYMENT TO THE SELLER OF THE SAID SUM OF R3.9 MILLION (THREE MILLION NINE HUNDRED THOUSAND RAND) BY NOT LATER THAN 31 JANUARY 2005."

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                  and the substitution therefore of the following new clause 8.3
                  :-

                  "8.3     IN THE EVENT THAT :-

                           8.3.1 ALL NECESSARY AND REQUIRED APPROVALS NOT BEING CAPABLE OF BEING TIMEOUSLY OBTAINED FROM THE REGULATORY AUTHORITIES AND IN PARTICULAR FROM THE EXCHANGE CONTROL DEPARTMENT OF THE SOUTH AFRICAN RESERVE BANK; AND/OR

                           8.3.2 THE SELLER CANNOT OR IS PRECLUDED FROM PROCURING THE ISSUING OF SHARES AS ENVISAGED AND PROVIDED FOR IN CLAUSE 8.2.2 FOR ANY REASON OTHER THAN THE REFUSAL OF APPROVAL BY THE EXCHANGE CONTROL DEPARTMENT OF THE SOUTH AFRICAN RESERVE BANK;

                           THEN AND IN THAT EVENT THE AMOUNT OF R3.9 MILLION (THREE MILLION NINE HUNDRED THOUSAND RAND) REFERRED TO IN CLAUSE 8.2.2 ABOVE SHALL BE DISCHARGED BY THE PURCHASER EFFECTING PAYMENT TO THE SELLER OF THE SAID SUM OF R3.9 MILLION (THREE MILLION NINE HUNDRED THOUSAND RAND) IN CASH BY NOT LATER THAN 28 FEBRUARY 2005."

         7.3      By adding the following to the existing clause 8.4 :-

                           "IN THE EVENT THAT PAYMENT OF THE AMOUNT REFERRED TO IN CLAUSE 8.2.2 IS MADE IN CASH AND NOT BY WAY OF THE ISSUING OF SHARES, THEN THIS CLAUSE 8.4 SHALL AUTOMATICALLY BE CONSIDERED PRO NON SCRIPTO AND SHALL HAVE NO FORCE AND EFFECT."

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8.       RECORDALS

         The PARTIES agree and record that :-

         8.1 the suspensive conditions referred to in clauses 4.1.1, 4.1.2, 4.1.3, 4.1.5 and 4.1.6 have been fulfilled timeously;

         8.2 the PURCHASER irrevocably waives the following warranties given by the SELLER and MCKENZIE in respect of the business as recorded in Annexure "F" to the ACQUISITION AGREEMENT, namely 3.2, 3.3, 3.4 and 3.5.

         8.3 For purposes of certainty and clarity a list of assets and liabilities taken over and assumed by the PURCHASER (reflecting fixed assets less liability on capitalized leases; debtors; creditors; liability for salaries) is annexed hereto marked Annexure "X".

         8.4 The PURCHASER does not assume any of the SELLER'S obligations pursuant to the agreement(s) and arrangement(s) by and between the SELLER, Startrack and Barloworld. The PURCHASER shall renegotiate the maintenance and agreements as aforesaid with Startrack and Barloworld respectively and the SELLER and
                  MCKENZIE shall provide all necessary assistance and co-operation to the PURCHASER in that regard.

9.       GENERAL

         Save to the extent expressly set out in this addendum or necessarily implied by the terms hereof, all the other terms and conditions of the ACQUISITION AGREEMENT shall remain unaltered and of full force and effect.

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SIGNED  at  SANDTON  this the 5TH day of  JANUARY  2005 in the  presence  of the undersigned witnesses:

AS WITNESSES:

1.
                                        TERENCE MACKEY
                                        ----------------------------------------
                                        for  and on  behalf  of THE PURCHASER

2.

SIGNED at SANDTON this the 5TH day of JANUARY 2005 in the presence of the undersigned witnesses:

AS WITNESSES:

1.
                                        WILLIAM BRIAN MCKENZIE
                                        ----------------------------------------
                                        for  and on  behalf  of THE SELLER

2.

SIGNED at SANDTON this the 5TH day of JANUARY 2005 in the presence of the undersigned witnesses:

AS WITNESSES:

1.
                                        WILLIAM BRIAN MCKENZIE
                                        ----------------------------------------
                                        WILLIAM BRIAN MCKENZIE

2.